UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 15, 1996



                                  BIO-CHEM, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                      33-55254-43                87-0485308
(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                 Number)                Identification No.)



3098 SO. HIGHLAND DRIVE, SUITE 460
SALT LAKE CITY, UTAH                                       84106
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (801) 485-7775

ITEM 2.  Acquisition of Assets.

                  On August 15, 1996, BIO-CHEM, Inc., ("the Company"), in consideration of the issuance of 100,000 authorized but unissued shares, acquired $50,000.00 from Capital General Corporation ("Capital"), for $.50 per share. The price of the shares was arbitrarily decided upon by both parties.

                  After the completion of the acquisition, Capital became the holder of approximately 92.8% of the issued and outstanding common shares of the Company. Before the acquisition, Capital was the holder of approximately 92% of the outstanding shares of the Company. Krista Nielson, President and Director of the Company, and David R. Yeaman, Secretary and Director of the Company are both officers and directors of Capital.

                  The table below sets forth the percentage of voting securities of the Company now beneficially owned by controlling shareholders, officers and directors:

                                      Number of Shares      Percent of
Owner                                Beneficially Owned    Voting Securities

Capital General Corporation*             1,020,400               92.8%
Krista Nielson*                             40,000                3.6%
All Officers and Directors*              1,060,400               96.4%

*Capital General Corporation is a private corporation, the majority of its shares (80%) are owned by another private corporation, Yeaman Enterprises, Inc. The shareholders of Yeaman Enterprises are members of the family of David R. Yeaman who is also an officer and director of the Company and Capital General. Mr. Yeaman's beneficial ownership of the securities of the Company includes shares directly owned by Capital General. Other owners of the stock of Capital General include Krista Nielson, the Company's president. Mr. Yeaman and Ms.
Nielson control and have beneficial ownership of the shares owned by Capital General and exercise shared voting power and shared investment power over those shares.


                  In addition to the Company's cash acquisition, the Company has entered into the business of marketing, promoting and developing products comprised of substances derived from naturally occurring organic and inorganic sources, such as, but not limited to, melaleuca oil, surfactants, and grape and grapefruit seed extract for use in industrial, commercial and consumer applications. The Company is being provided rent, telephone and secretarial services free of charge until December 31, 1996.





ITEM 7.  Financial Statements and Exhibits.

                  Exhibits:

                  Financial Statements for the period ended August 15, 1996

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BIO-CHEM, INC.



Dated: August 15, 1996                         By:  s\Krista Nielson
                                                 -------------------------
                                                 Krista Nielson, President

                                                           BIO-CHEM, INC.
                                                    (A Development Stage Company)
                                                           BALANCE SHEETS
                                                             (Unaudited)

                                                                              8/15/96              12/31/95
                                                                          --------------        --------------
             ASSETS
CURRENT ASSETS
         Cash in bank                                                     $       50,000        $          -0-
                                                                          --------------        --------------

                      TOTAL CURRENT ASSETS                                        50,000                   -0-
                                                                          --------------        --------------

                                                                          $       50,000        $          -0-
                                                                          ==============        ==============

             LIABILITIES & EQUITY
CURRENT LIABILITIES
         Accounts payable                                                 $          -0-        $          -0-
                                                                          --------------        --------------

                      TOTAL CURRENT LIABILITIES                                      -0-                   -0-

STOCKHOLDERS' EQUITY Common Stock $.001 par value:
          Authorized - 25,000,000 shares
          Issued and outstanding
          1,100,000 shares (1,000,000 in 1995)                                     1,100                 1,000
         Additional paid-in capital                                               49,900                   -0-
         Deficit accumulated during
          the development stage                                                   (1,000)               (1,000)
                                                                          --------------        --------------

                      TOTAL STOCKHOLDERS' EQUITY                                  50,000                   -0-
                                                                          --------------        --------------

                                                                          $       50,000        $          -0-
                                                                          ==============        ==============

                                                            BIO-CHEM, INC.
                                                    (A Development Stage Company)
                                                      STATEMENTS OF OPERATIONS
                                                             (Unaudited)

                                                                                                    8/09/90
                                                                                                   (Date of
                                                                Period ended       Year ended    inception) to
                                                                   8/15/96           1995           8/15/96
                                                               -------------       ----------    -------------
Net sales                                                       $        -0-       $      -0-    $         -0-
Cost of sales                                                            -0-              -0-              -0-
                                                                ------------       ----------    -------------

                           GROSS PROFIT (LOSS)                           -0-              -0-              -0-

General and
  administrative expenses                                                -0-              -0-            1,000
                                                                ------------       ----------    -------------

                           NET INCOME (LOSS)                    $        -0-       $      -0-    $      (1,000)
                                                                ============       ==========    =============

Net income (loss) per weighted
 average common shares                                          $       .00        $      .00
                                                                ===========        ==========

Weighted average number of
 common shares used to compute
 net income (loss)                                                1,100,000         1,000,000
                                                                ===========        ==========


                                                            BIO-CHEM, INC.
                                                    (A Development Stage Company)
                                            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                                             (Unaudited)

                                                                                                 Deficit
                                                                                               Accumulated
                                                      Common Stock            Additional         During
                                                     Par Value $.001           Paid-in         Development
                                                  Shares        Amount         Capital            Stage
                                              ------------   -----------    --------------    ------------
Balances at 8/09/90
 (Date of inception)                                 -0-     $       -0-    $          -0-    $        -0-
  Issuance of common stock (restricted)
    at $.001 per share at 8/09/90                1,000,000         1,000               -0-
  Net loss for period                                                                               (1,000)
                                              ------------   -----------    --------------    ------------

Balances at 12/31/90                             1,000,000         1,000               -0-          (1,000)
  Net loss for year                                                                                    -0-
                                              ------------   -----------    --------------    ------------

Balances at 12/31/91                             1,000,000         1,000               -0-          (1,000)
  Net loss for year                                                                                    -0-
                                              ------------   -----------    --------------    ------------

Balances at 12/31/92                             1,000,000         1,000               -0-          (1,000)
  Net loss for year                                                                                    -0-
                                              ------------   -----------    --------------    ------------

Balances at 12/31/93                             1,000,000         1,000               -0-          (1,000)
  Net loss for year                                                                                    -0-
                                              ------------   -----------    --------------    ------------

Balances at 12/31/94                             1,000,000         1,000               -0-          (1,000)
  Net loss for year                                                                                    -0-
                                              ------------   -----------    --------------    ------------

Balances at 12/31/95                             1,000,000         1,000               -0-          (1,000)

  Stock sold                                       100,000           100            49,900
  Net loss for period                                                                                  -0-
                                              ------------    ----------     -------------    ------------
Balances at 8/15/96                              1,100,000   $     1,100     $      49,900    $     (1,000)
                                              ============   ===========     =============    ============

                                                            BIO-CHEM, INC.
                                                    (A Development Stage Company)
                                                      STATEMENTS OF CASH FLOWS
                                                             (Unaudited)


                                                                                                              8/09/96
                                                                                                             (Date of
                                                             Period Ended            Year Ended            inception) to
                                                              8/15/96                 12/31/95                8/15/96
                                                         -----------------       ------------------      ----------------
OPERATING ACTIVITIES
         Net income (loss)                               $             -0-       $              -0-      $         (1,000)
         Adjustments to reconcile
          net income (loss) to cash
          used by operating activities                                 -0-                      -0-                   -0-
                                                         -----------------       ------------------      ----------------

                      NET CASH PROVIDED (USED)
                      BY OPERATING ACTIVITIES                          -0-                      -0-                (1,000)

INVESTING ACTIVITIES
Organization Costs                                                     -0-                      -0-                   -0-
                                                         -----------------       ------------------      ----------------

                      NET CASH USED BY
                      INVESTING ACTIVITIES                             -0-                      -0-                   -0-

FINANCING ACTIVITIES
         Proceeds from sale of
          common stock                                              50,000                      -0-                51,000
                                                         -----------------       ------------------      ----------------

                      NET CASH PROVIDED BY
                      FINANCING ACTIVITIES                          50,000                      -0-                51,000
                                                         -----------------       ------------------      ----------------

                      INCREASE IN CASH
                      AND CASH EQUIVALENTS                          50,000                      -0-                50,000

         Cash and cash equivalents
         at beginning of year                                          -0-                      -0-                   -0-
                                                         -----------------       ------------------      ----------------
                      CASH & CASH EQUIVALENTS
                      AT END OF PERIOD                   $          50,000       $              -0-      $         50,000
                                                         =================       ==================      ================

                                  BIO-CHEM, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                 August 15, 1996


NOTE 1:               SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES
                      Accounting Methods
                      The Company recognizes income and expenses based on the accrual method of accounting.

                      Dividend Policy:
                      The Company has not yet adopted any policy regarding payment of dividends.

                      Income Taxes:
                      The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized. Since the Company has not yet realized income as of the date of this report, no provision for income taxes has been made.

                      In February, 1992, the Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature for accounting for income taxes and requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable. The Statement is required to be applied in the Company's financial statements for the fiscal year commencing January 1, 1993. The Company has elected to recognize the cumulative effect of the change in 1993. At December 31, 1995 a deferred tax asset has not been recorded due to the Company's lack of operations to provide income to use the net operating loss carryover of $1,000 which will expire December 31, 2006.

NOTE 2:               DEVELOPMENT STAGE COMPANY
                      The  Company was incorporated under the laws of  the State
                      of  Nevada  on  August  9,  1990  and   has  been  in  the
                      development stage since incorporation.

NOTE 3:               CAPITALIZATION
                      On the date of incorporation, the Company sold 1,000,000 shares of its common stock to Capital General Corporation for $1,000 cash for an average consideration of $.001 per share. On August 15, 1996, the Company sold 100,000 shares of its common stock for $50,000.00 cash for an average consideration of $.50 per share. The Company's authorized stock includes 25,000,000 shares of common stock at $.001 par value.

NOTE 4:               RELATED PARTY TRANSACTIONS
                      The Company neither owns or leases any real property. Office services are provided, without charge, by Capital General Corporation. Such costs are immaterial to the financial statements, and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.